UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2006

IKONA GEAR INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Nevada	000-49664	88-0474903
(State or other Jurisdiction)	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1650 Brigantine Drive, Unit #100
Coquitlam, British Columbia, Canada		V3K 7B5
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (604) 523-5510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 8, 2006, Raymond L. Polman ceased serving as Chief Financial Officer of Ikona Gear International, Inc. (“Ikona”). Effective November 8, 2006, unless and until a permanent replacement is hired, Laith Nosh, the Chief Executive Officer of Ikona, has taken responsibility for the duties formerly performed by Mr. Polman.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IKONA GEAR INTERNATIONAL, INC.

Date: November 20, 2006	By:	/s/ Laith Nosh
Laith Nosh
Chief Executive Officer